                                                                 Exhibit (e)(ii)

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
               SCHWAB CAPITAL TRUST AND CHARLES SCHWAB & CO., INC.

                            Fund                                            Effective Date
                            ----                                            --------------
Schwab International Index Fund - Investor Shares                           July 21, 1993

Schwab International Index Fund - Select Shares                             April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                               October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                 April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                              February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                       February 28, 1996

Schwab S&P 500 Fund - Select Shares                                         April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)           May 21, 1996

Schwab International MarketMasters Fund - Investors Shares (formerly        September 2, 1996
known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares (formerly known     April 1, 2004
as Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager      October 13, 1996
Growth Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab                October 13, 1996
MarketManager Balanced Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab               August 3, 1997
MarketManager Small Cap Portfolio and Schwab OneSource Portfolios-Small
Company)

Institutional Select S&P 500 Fund                                           October 28, 1998

Institutional Select Large Cap-Value Index Fund                             October 28, 1998

Institutional Select Small-Cap Value Index Fund                             October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                      April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                        April 15, 1999

Communications Focus Fund                                                   May 15, 2000

Financial Services Focus Fund                                               May 15, 2000

Health Care Focus Fund                                                      May 15, 2000

Technology Focus Fund                                                       May 15, 2000

Schwab Hedged Equity Fund                                                   August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                              June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                                June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                               September 2, 2003

Schwab Dividend Equity Fund - Select Shares                                 September 2, 2003

                                  SCHWAB CAPITAL TRUST

                                  By: /s/ Stephen B. Ward
                                      ------------------------------------------
                                          Stephen B. Ward,
                                          Senior Vice President
                                          and Chief Investment Officer

                                  CHARLES SCHWAB & CO., INC.

                                  By: /s/ Fred Potts
                                      ------------------------------------------
                                          Fred Potts,
                                          Senior Vice President

Dated as of April 1, 2004